ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time. Exhibit 99.2 November 8, 2012 September 30, 2012 Quarterly Results Presentation

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.  The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Quarterly Overview Phil Heasley Chief Executive Officer

Q3 2012 in Review
• Strong sales quarter across all geographies with $192 million in Q3 sales bookings
– Driven by Sales, net of term extensions, of $126M, up 69% over prior year and 13%
over prior quarter
• Repurchased approximately 312,000 shares in the open market for approximately $13.8 million
• Resolved potential dilution from IBM warrants through settlement
• Facilities and data center consolidation and IT in-sourcing integration on plan
• Acquired Distra Pty. Ltd
• Affirming full year 2012 guidance
– YTD repurchased 1.4M shares for approximately $57.8M
– Repurchased warrants exercisable for 2.5M shares
– Accelerates Payments Services Hub by 3-5 years
– Accelerates revenue recognition by improving implementation times
– Enhances cross-sell opportunity
– High visibility into 4Q revenue and profitability attainment
– Sales bookings and strong pipeline providing forward momentum into 2013

Financial Review Scott Behrens Chief Financial Officer

Key  Takeaways  from the Quarter
Strong Q3 Sales Bookings
• Strong sales growth, up $77.2 million or 67% over prior year quarter, up 23% sequentially
• S1 Acquisition contributed approximately $44.5 million of sales
• Sales, net of term extensions, increased $51 million or 69% over prior year quarter
• Historical ACI sales and sales, net of term extensions, up 29% and 18%, respectively over prior year quarter
Strong Backlog Growth led by Strong Sales
• 60-month backlog growth of $61 million
• 12-month backlog growth of $14 million
Solid Revenue Quarter
• S1 contributed $47.8 million in revenue for the third quarter
• Q3 GAAP revenue impacted by $4.9 million of deferred revenue haircut
• Monthly recurring revenue comprised 68% of the quarter’s revenue
• FX movement reduced revenues by $2 million compared to prior year quarter
Operating Expense
• S1 contributed $44.0 million in expenses for the period
• Historical ACI expenses essentially flat compared to prior year quarter
• $4.5 million of one-time S1 related integration expenses

Key Takeaways from the Quarter (cont)
Non-GAAP Operating Income & Adjusted EBITDA
• Non-GAAP Operating Income of $17.7 million
• Non-GAAP Adjusted EBITDA of $33.6 million
Debt & Liquidity
•
Ended Q3 with $87.7 million in cash
•
Repurchased shares and settled outstanding warrants for combined $43.4 million
•
Reduced Term Loan debt by approximately $3.1 million in Q3
•
As of September 30, 2012, debt outstanding of $384.6 million ($194 million in revolver and
$190.6 million in term loan)
•
Acquired Distra Pty Ltd for $49.8 million
S1 Integration
• Facilities and Data Center consolidation plans on track
– Remaining repurchase authorization now 1.8 million shares (or $76 million using September 30, 2012 closing share price)

Reaffirmation of Full Year Guidance
Reaffirming full year guidance
•
Q4 backlog to contribute approximately 90% of expected Q4 revenue
•
Q4 sales bookings expected to approximate $310M
- Sales, net of term extensions, to approximate $230M
•
Full year sales expected to approximate $770M
- Full year sales, net of term extensions, expected to approximate $540M
YTD Q3 Q4 2012
Non-GAAP
+
Non-GAAP
=
Non-GAAP
Actuals Guidance Guidance
Non-GAAP Revenue* 461 $        $245 - $255 $706 - $716
Non-GAAP Operating Income* 45 $         $77 - $82 $122 - $127
Adjusted EBITDA* 90 $         $98 - $103 $188 - $193
* Non-GAAP Guidance metrics exclude the impact of $23M of deferred revenue haircut and $31M of one-time expenses. The prior guidance issued July 26, 2012 reflected all metrics net of the $23M deferred revenue haircut as follows: GAAP Revenue of $683M-$693M, Adjusted EBITDA of $165M-
$170M and Non-GAAP Operating Income of $99M-$104M

Preliminary 2013 Outlook
•
2013 models should start with normalized 2012 as the base line (see table below)
2012 Add Back Add Back Normalized
Non-GAAP
+
1.5 months
+
Incremental
=
Full Year
Guidance S1 Activity Synergies 2012
Non-GAAP Revenue* $706 - $716 27 $         - $        $733 - $743
Non-GAAP Operating Income* $122 - $127 - $        8 $           $130 - $135
Margin 17%-18% 17%-18%
Adjusted EBITDA* $188 - $193 - $        8 $           $196 - $201
Margin 26%-27% 26%-27%
* Non-GAAP Guidance metrics exclude impact of $23M of deferred revenue haircut and $31M of one-time acquisition and integration related expenses. Normalized 2012 assuming a full year of S1 operations and one additional quarter of phase 1 synergies of approximately 8M.
•
Growth in sales, net of term extensions, in the high single digits to low double digits
•
Revenue growth mid-to-high single digits
•
2013  operating margin approximately 19%-20%
•
2013 adjusted EBITDA margin approximately 28%-29%
•
The above margin %’s include the incremental cost savings of $15M to be realized in
2013 due to Data Center consolidation and rationalization of overlapping facilities
•
Fully diluted share count to approximate 40M (excluding future share buy-back activity)

Appendix

2012 Guidance Summary

2012 Add Back 2012 Add Back 2012
GAAP
+
One-time
=
Prior
+
Def Rev
=
Non-GAAP
Guidance Expenses Guidance Haircut Guidance
Revenue* $683 - $693 - $        $683 - $693 23 $         $706 - $716
Operating Income* $68 - $73 31 $         $99 - $104 23 $         $122 - $127
Adjusted EBITDA* $134 - $139 31 $         $165 - $170 23 $         $188 - $193
* Non-GAAP Guidance metrics exclude impact of $23M of deferred revenue haircut and $31M of one-time acquisition and integration related expenses. The prior guidance issued July 26, 2012 reflected all metrics net of the $23M deferred revenue haircut as follows:
GAAP Revenue of $683M-$693M, Adjusted EBITDA of $165M-$170M and Non-GAAP Operating Income of $99M-$104M

Historic Sales By Quarter 2010-2012
New Accounts / New
Applications
3/31/2010 $81,142 $5,758 $35,066 $40,318
7% 43% 50%
6/30/2010 $107,985 $1,224 $68,474 $38,287
1% 63% 35%
9/30/2010 $161,269 $11,290 $89,364 $60,615
7% 55% 38%
12/31/2010 $174,827 $43,988 $59,622 $71,217
25% 34% 41%
3/31/2011 $122,904 $13,695 $50,305 $58,904
11% 41% 48%
6/30/2011 $146,956 $19,730 $54,174 $73,052
13% 37% 50%
9/30/2011 $115,089 $17,356 $57,611 $40,123
15% 50% 35%
12/31/2011 $171,385 $12,906 $104,460 $54,019
8% 61% 32%
3/31/2012 $108,462 $5,958 $58,602 $43,902
5% 54% 40%
6/30/2012 $156,188 $9,855 $102,417 $43,916
6% 66% 28%
9/30/2012 $192,310 $23,802 $102,576 $65,932
12% 53% 34%
New Accounts / New
Applications
SEP YTD 12 $456,960 $39,614 $263,596 $153,750
SEP YTD 11 $384,949 $50,781 $162,089 $172,079
Variance $72,011 ($11,167) $101,506 ($18,328)
Quarter-End
Sales Term Extension
Add-on Business
inc. Capacity
Upgrades & Term Extension
Add-on Business
inc. Capacity
Upgrades &
Total Economic Value of
Sales
Sales Mix by Category

Sales By Region by Geography and Type
Channel
Qtr Ended
Sep 12
Qtr Ended
Sep 11
% Growth or
Decline
Americas $91,689 $67,735 35.4%
EMEA 60,856           40,239           51.2%
Asia-Pacific 39,766           7,115             458.9%
Total Sales $192,310 $115,089 67.1%
Sales Type
Qtr Ended
Sep 12
Qtr Ended
Sep 11
% Growth or
Decline
New Account / New Application $23,802 $17,356 37.1%
Add-on Business 102,576          57,611           78.1%
Term Extension 65,932           40,123           64.3%
Total Sales $192,310 $115,089 67.1%
Total Sales
Sales Type

Backlog as a Contributor of Quarterly Revenue
• Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue
• Revenue from current quarter sales consistent with prior quarters
Revenue
Qtr Ended
Sep 12
Qtr Ended
Sep 11
% Growth or
Decline
Revenue from Backlog $146,814 $106,842 37.4%
Revenue from Sales 8,248             5,307             55.4%
Total Revenue $155,062 $112,149 38.3%
Revenue from Backlog 95% 95%
Revenue from Sales 5% 5%
Revenue

Operating Free Cash Flow ($ millions)

* Tax effected at 35%
Quarter Ended September 30,
2012 2011
Net cash provided by operating activities $5.3 $26.8
Adjustments:
Net after-tax payments associated with
employee-related actions* 1.3  -
Net after-tax payments associated with lease
terminations* 0.7 -
Net after-tax payments associated with S1-
related transaction costs* - 0.2
Net after-tax payments associated with IBM IT
Outsourcing Transition* 0.2  0.2
Less capital expenditures (8.0) (2.7)
Operating Free Cash Flow $(0.5) $24.5

Q3 Cash Walk ($ millions)

Beginning Cash (2Q 2012) $149.6
Plus: net cash provided by operating activities* 5.3
Net cash before investing and financing activities 154.9
Cash flow from Investing Activities
    Less: Capital Expenditures (8.0)
    Less: Acquisition of Distra (49.8)
Net cash from investing activities (57.8)
Cash flow from Financing Activities
    Plus: Proceeds from Stock Options 2.1
    Plus: Net proceeds (repayment) on credit facility 20.9
    Less: Net cash settlement from IBM warrants (17.7)
    Less: Repurchases of common stock (13.8)
    Less: Payments on capital leases and other (2.3)
    Foreign exchange impact on cash 1.5
Net cash from financing activities and FX (9.4)
Ending Cash (3Q 2012) $87.7
* Net cash provided by operating activies includes $2.2 million in one-time after-tax payments related to integration and IT insourcing.

60-Month Backlog ($ millions)

Quarter Ended
September 30, June 30, September 30,
2012 2012 2011
Americas $1,419 $1,414 $  894
EMEA 686 653 520
Asia/Pacific 262 239 189
Backlog 60-Month $ 2,367 $ 2,306 $1,603
Deferred Revenue $   213 $   204 $  156
Other 2,154 2,102 1,447
Backlog 60-Month $ 2,367 $ 2,306 $1,603

Quarter Ended September 30,
2012 2011
Revenues:
United States $69.4   $  46.5
Americas International 18.4   13.3
Americas $87.8 $ 59.8
EMEA 42.8 38.6
Asia/Pacific 24.5 13.7
Revenues $155.1 $112.1
Revenues by Channel ($ millions)

Monthly Recurring Revenue ($ millions)

Quarter Ended September 30,
2012 2011
Monthly Software License Fees $24.7 $23.5
Maintenance Fees 47.6 36.5
Hosting Services 33.0 12.8
Monthly Recurring Revenue $105.3 $72.8

Deferred Revenue and Expense ($ millions)

Quarter Ended
September 30, June 30, September 30, June 30,
2012 2012 2011 2011
Short Term Deferred
Revenue
$169.2 $165.1 $123.9 $131.7
Long Term Deferred
Revenue
44.2 38.7 32.5 30.0
Total Deferred Revenue $213.4 $203.8 $156.4 $161.7
Total Deferred Expense
$9.8 $9.9 $11.7 $12.6

Non-Cash Compensation, Acquisition Intangibles and
Software, and Acquisition-Related Expenses

* Tax Effected at 35%
Quarter ended
September 30, 2012
Quarter ended
September 30, 2011
EPS Impact* $ in Millions EPS Impact* $ in Millions
Amortization of acquisition-
related intangibles
$  0.05 $   2.1 $  0.03 $  1.1
Amortization of acquisition-
related software
0.06 2.3 0.02 0.8
Non-cash equity-based
compensation
0.04 1.7 0.04 1.4
Total: $0.15 $6.1 $0.09 $3.3

Other Income / Expense ($ millions)

Quarter Ended
September 30,
2012
June 30,
2012
September 30,
2011
June 30,
2011
Interest Income $0.2 $0.2 $0.2 $0.2
Interest Expense ($2.6) ($2.9) ($0.4) ($0.4)
FX Gain / Loss ($1.4) ($0.3) ($0.1) $0.3
Other $0.0 $0.0 $0.0 $0.0
Total Other Income
(Expense) ($3.8) ($3.0) ($0.3) $0.1

Adjusted EBITDA

Quarter Ended
September 30, 2012
Quarter Ended
September 30, 2011
Net Income $5.7 $10.5
Income tax expense (benefit)
(1.2) 0.5
Net Interest Expense 2.4 0.2
Net Other Expense 1.4 0.1
Depreciation Expense 3.6 2.0
Amortization Expense 9.9 5.2
Non-Cash Compensation Expense 2.6 2.2
Adjusted EBITDA $24.4 $20.7
Deferred revenue 4.9 -
Employee-related actions 0.3 -
Facility closure costs 3.5 -
IT exit costs 0.1 -
Other one-time S1-related expenses 0.4 3.4
Adjusted EBITDA ex one-time expenses $33.6 $24.1

Non-GAAP Operating Income
Quarter Ended
September 30, 2012
Quarter Ended
September 30, 2011
Operating Income $8.3 $11.3
Plus:
Deferred Revenue 4.9 -
Employee-related actions 0.5 -
Facility closure costs 3.5 -
IT exit costs 0.1 -
Other one-time S1-related expenses 0.4 3.4
Non-GAAP Operating Income $17.7 $14.7

Non-GAAP Financial Measures

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries and expenses related to the acquisition of S1, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results.  The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  Certain non-GAAP measures include:
Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1 if not for GAAP purchase accounting requirements.  Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1 if not for GAAP purchase accounting requirements and one-time expense related to the acquisition of S1.  Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.
Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 if not for GAAP purchase accounting requirements and one-time expense related to the acquisition of S1.  Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures

ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility disclosures, net after-tax payments associated with IBM IT outsourcing transition, and less capital expenditures.
Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G.  We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions.
We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities.  Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities.  A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period.  We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

Non-GAAP Financial Measures
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G.  Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
Non-recurring license arrangements are assumed to renew as recurring revenue streams.
Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences.  Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods.  Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as
“believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• The company’s 12-month and 60-month backlog estimates and assumptions;
• Expectations regarding sales pipelines and momentum; profitability attainment;
accelerated revenue recognition, expedited product development and increased sales from the Distra Pty Ltd. acquisition; and market trends; and
• Expectations regarding 2012 and 2013 financial guidance related to sales bookings, revenue, operating income and EBITDA, diluted share counts, cost savings from data center consolidations and overall cost synergies.

Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, risks related to the global financial crisis and the continuing decline in the global economy, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets and adverse changes in the global economy, risks related to the expected benefits to be achieved in the transaction with S1, consolidations and failures in the financial services industry, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, impairment of our goodwill or intangible assets, exposure to unknown tax liabilities, volatility in our stock price, risks from operating internationally, including fluctuations in currency exchange rates, increased competition, our offshore software development activities, customer reluctance to switch to a new vendor, the performance of our strategic product, BASE24-eps, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, business interruptions or failure of our information technology and communication systems, our alliance with International Business Machines
Corporation (“IBM”), our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, future acquisitions, strategic partnerships and investments and litigation, the risk that expected synergies, operational efficiencies and cost savings from the S1 acquisition may not be fully realized or realized within the expected time frame.  For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.

ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail. www.aciworldwide.com